CONVERTIBLE LOANS	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about borrowings [abstract]
CONVERTIBLE LOANS
NOTE 6 - CONVERTIBLE LOANS:

As of December 31, 2020, and 2019, there were no convertible loans outstanding. The convertible loans as described below were eventually converted into ordinary shares of the Company upon the closing of the Company’s initial public offering in July 2018.

During 2012 through 2016, the Company entered into several convertible loan agreements with certain lenders for the aggregate amount of $12.4 million. Each of the loans bears interest at a rate between 0.6% to 5% per year, which is to be repaid as described in each agreement. The lenders had the right to convert the loan into the Company's ordinary shares upon a specific transaction (Such as, an IPO) as detailed in each loan agreement, as follows:

1.
2012 Convertible Loan in an aggregate amount of $4.1 million. Following the Closing of the IPO (see note 10b below), the Company’s outstanding 2012 Convertible loans in the amount of $4.1 million were automatically converted into 622,180 Ordinary Shares of the Company.

2.
2015 Convertible Loan in an aggregate amount of $2.0 million, of which $1.1 million repaid in 2017 (as exchange to 2016 convertible loan) and the remaining $0.9 million have been repaid in 2017 as well. In connection with the 2015 Convertible Loan, the Company issued to the lenders warrants to purchase additional shares equal to 40% of the shares issued upon conversion of the loan.

3.
2016 Convertible Loan in an aggregate amount of approximately $7.4 million. In connection with the 2016 Convertible Loan, the Company issued to the lenders warrants to purchase additional shares equal to 40% of the shares issued upon conversion of the loan. The warrant will be exercisable for 4 years from the grant date. See also note 10b.

As described in note 10b, as part of the Series B preferred share purchase agreement, the 2016 convertible loan together with the accrued interest was converted into 1,719,770 series B-1 preferred shares at a price per share of $5.24. At that time, the 2016 Warrants became warrant to purchase Series B preferred shares at an exercise price of $6.99.